Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to section 1350 of chapter 63 of title 18 of the United States Code, I, the undersigned Chief Executive Officer of Aksys, Ltd., hereby certify, based on my knowledge, that the Quarterly Report of Aksys on Form 10-Q for the period ended March 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aksys.

Dated: May 13, 2003

	By:	/s/ William C. Dow

William C. Dow
Chief Executive Officer